SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12

                               FMB EQUIBANC, INC.
        ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)      Title  of  each  class  of  securities  to  which  transaction applies:
     --------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:
     --------------------------------------------------------------------------

         (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     --------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of the transaction:

     --------------------------------------------------------------------------

         (5)      Total fee paid:
     --------------------------------------------------------------------------

         |_|      Fee paid previously with preliminary materials:

     --------------------------------------------------------------------------

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

     --------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

         (3)      Filing Party:

     --------------------------------------------------------------------------

         (4)      Date Filed:

     --------------------------------------------------------------------------

                               FMB EQUIBANC, INC.
                              201 North Main Street
                            Statesboro, Georgia 30458
                                 (912) 489-2600

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 24, 2001

                                   ----------

TO THE SHAREHOLDERS OF FMB EQUIBANC, INC.:

          The Annual Meeting of Shareholders (the "Annual Meeting") of FMB Equibanc, Inc. (the "Company") will be held at the Company's offices, 201 North Main Street, Statesboro, Georgia 30458 on Thursday, May 24, 2001 at 4:30 p.m., for the following purposes:

         1. To elect (i) three members to the Board of Directors to serve three year terms expiring at the Annual Meeting of Shareholders in 2004, and (ii) one member to the Board of Directors to serve a one year term expiring at the Annual Meeting of Shareholders in 2002; and

         2. To consider such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

         The Board of Directors has set April 12, 2001 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

                                         By Order of the Board of Directors

                                         /s/ Leonard E. Herrington

                                         Leonard E. Herrington
                                         President and Chief Executive Officer


Statesboro, Georgia
April 30, 2001

YOUR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY COMPLETING, SIGNING AND MAILING THE ENCLOSED PROXY CARD TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL MEETING.

                               FMB EQUIBANC, INC.
                              201 North Main Street
                            Statesboro, Georgia 30458
                                 (912) 489-2600


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 24, 2001


                               GENERAL INFORMATION

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of FMB Equibanc, Inc. (the "Company") of Proxies from the shareholders of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 24, 2001 at 4:30 p.m., local time, at the Company's offices, 201 North Main Street, Statesboro, Georgia 30458. The Company operates through its banking subsidiary, Farmers & Merchants Bank (the "Bank").

         The enclosed Proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his or her shares voted by Proxy, even if he or she attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before its exercise, either by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All shares represented by valid Proxies received pursuant to this solicitation and not revoked before their exercise will be voted in the manner specified therein. If a Proxy is signed and no specification is made, the shares represented by the Proxy will be voted in favor of each of the proposals described in this Proxy Statement and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

         This Proxy Statement and the enclosed Proxy are being mailed to the Company's shareholders on or about April 30, 2001.

         The Board of Directors of the Company has set April 12, 2001 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 362,600 shares of common stock of the Company issued and outstanding.

         A quorum for the transaction of business at the Annual Meeting consists of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting present in person or represented by Proxy. Abstentions will be treated as present for purposes of determining a quorum. Shares held by a broker as nominee (i.e., in "street name") that are represented by Proxies at the Annual Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from a beneficial owner of the shares ("broker non-votes"), will also be treated as present for quorum purposes. Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting.

         In addition to this solicitation by mail, the officers and employees of the Company, without additional compensation, may solicit Proxies in favor of the proposals if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

         The Company's Board of Directors has nominated (i) three persons for election as Class I directors at the Annual Meeting for a term expiring at the 2004 Annual Meeting of Shareholders, and (ii) one person for election as a Class II director at the Annual Meeting for a term expiring at the 2002 Annual Meeting of Shareholders. Each person nominated shall hold office until the term of the class of directors for which he has been elected expires and until his successor is duly elected and qualified, or until his earlier death, resignation, incapacity to serve, or removal.

         The members of the Company's Board of Directors are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class generally serving three year terms. This year, however, because of the resignation of a director, as described more fully below, one nominee for election as a director at the Annual Meeting will, if elected, serve an initial term of less than three years.

         During fiscal year 2000, the Company's Board of Directors consisted of ten members. Leonard H. Blount, F. Wendell Brannen, R. Earl Dabbs and Gerald M. Edenfield serve as Class I directors, with terms expiring at the Annual Meeting. In addition, three directors served as Class II directors, with terms expiring at the 2002 Annual Meeting of Shareholders, and three directors served as Class III directors, with terms expiring at the 2003 Annual Meeting of Shareholders. In March 2001, Origen J. James, a Class II Director, resigned from the Board of Directors, creating a vacancy. Under the Company's Articles of Incorporation and Bylaws, the Board of Directors of the Company may fill a vacancy occurring as a result of a resignation of a director by appointing a director by the affirmative vote of a majority of the remaining directors then in office. A director so appointed will hold office until the next annual meeting of shareholders at which directors are elected. The Board of Directors of the Company has not appointed an individual to fill the vacancy created as a result of the resignation described above.

         Due to the resignation of Dr. James, there are only two directors serving as Class II directors. In order to comply with Georgia law requiring that the classes of directors be apportioned so as to be as nearly equal in number as possible, the Board of Directors has re-classified one of the four Class I directors, Gerald M. Edenfield, to serve as a Class II director, with a term expiring at the 2002 Annual Meeting of Shareholders. Thus, Mr. Blount, Mr. Brannen and Mr. Dabbs have been nominated for re-election as Class I directors, with a term expiring at the 2004 Annual Meeting of Shareholders, and Mr. Edenfield has been nominated for election as a Class II director, with a term expiring at the 2002 Annual Meeting of Shareholders. The terms of the remaining directors of the Company will continue as indicated below.

VOTE REQUIRED

         If for any reason any nominee should become unable or unwilling to accept nomination or election, persons voting the Proxies will vote for the election of another nominee designated by the Company's Board of Directors. Management of the Company has no reason to believe that any nominee will not serve, if elected. With regard to the election of directors, votes may be cast for, or votes may be withheld from, each nominee. The proposal to elect directors to serve as members of the Company's Board of Directors requires the affirmative vote of a plurality of the votes cast by shares of common stock entitled to vote in the election at the Annual Meeting at which a quorum is present. Votes that are withheld, abstentions, and broker non-votes will have no effect on the election of directors.

NOMINATIONS FOR ELECTION AND INFORMATION REGARDING DIRECTORS

         Set forth below is information about each nominee for election to a term as a director expiring at the 2004 or 2002 Annual Meetings of Shareholders, and each incumbent director whose term of office expires at the Annual Meetings of Shareholders in 2002 or 2003.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW.

Nominees  for  Election  to  Term  Expiring  At  the  2004  Annual   Meeting  of
Shareholders

================================================================================

LEONARD H. BLOUNT
Director since April 2000
Age 46

         Mr. Blount has served as a director of the Company since its organization in April 2000, and has served as a director of the Bank since 1991. Mr. Blount is the President of the Blount, Burke, Wimberly and Hendricks Insurance Agency in Statesboro, Georgia, and has held this position for more than five years. Mr. Blount is a member of the Audit Committee of the Company and the Bank and the Asset-Liability/Investment Committee of the Bank.

================================================================================

================================================================================

F. WENDELL BRANNEN
Director since April 2000
Age 54

         Mr. Brannen has served as a director of the Company since its organization in April 2000, and has served as a director of the Bank since 1993. Mr. Brannen is a farm supply dealer in Statesboro, Georgia, and has held this position for more than five years. Mr. Brannen is a member of the Loan Committee of the Bank.

================================================================================

R. EARL DABBS
Director since April 2000
Age 66

         Mr. Dabbs has served as a director of the Company since its organization in April 2000, and has served as a director of the Bank since 1999. Before retiring in 1999, Mr. Dabbs was a partner of the accounting firm Dabbs, Hickman, Hill & Cannon, LLP, the auditors of the Company and the Bank. Mr. Dabbs is a member of the Audit Committee of the Company and the Bank and the Asset-Liability/Investment Committee of the Bank.

================================================================================


Nominee for Election to Term Expiring At the 2002 Annual Meeting of Shareholders
--------------------------------------------------------------------------------

GERALD M. EDENFIELD
Director since April 2000
Age 55

         Mr. Edenfield has served as a director of the Company since its organization in April 2000, and has served as a director of the Bank since 1990. Mr. Edenfield is a partner in the law firm Edenfield, Cox, Bruce & Classens in Statesboro, Georgia, and has held this position for more than five years. Mr. Edenfield is a member of the Personnel Committee of the Company and the Bank.

================================================================================

Incumbent Directors With Terms Expiring At the 2002 Annual Meeting
------------------------------------------------------------------

LEONARD E. HERRINGTON
Director since April 2000
Age 50

         Mr. Herrington has served as the President and Chief Executive Officer of the Company and as a director of the Company since its organization in April 2000. Mr. Herrington has also served as the President and Chief Executive Officer of the Bank and as a director of the Bank since 1994.

================================================================================

================================================================================

CHARLES R. NESSMITH
Director since April 2000
Age 53

         Mr. Nessmith has served as the Executive Vice President of the Company and as a director of the Company since its organization in April 2000. Mr. Nessmith has also served as the Executive Vice President and Chief Loan Officer of the Bank and as a director of the Bank since 1995.

================================================================================

Incumbent Directors With Terms Expiring At the 2003 Annual Meeting
------------------------------------------------------------------

FRANK C. ROZIER, III
Director since April 2000
Age 55

         Mr. Rozier has served as a director of the Company since its organization in April 2000, and has served as a director of the Bank since 1991. Mr. Rozier has been Chairman of the Board of Directors of the Bank since 1999, and is a member of the Audit Committee and Personnel Committee of the Company and the Bank, and is a member of the Asset-Liability/Investment Committee and Loan Committee of the Bank. Mr. Rozier is the President of Rozier Ford-Lincoln-Mercury in Statesboro, Georgia, and has held this position for more than five years.

================================================================================

WILLIAM R. SMITH
Director since April 2000
Age 72

         Mr. Smith has served as a director of the Company since its organization in April 2000, and has served as a director of the Bank since 1992. Before retiring in 1995, Mr. Smith was an associate professor at Georgia Southern University in Statesboro, Georgia. Mr. Smith is a member of the Audit Committee and Personnel Committee of the Company and the Bank, and is a member of the Asset-Liability/Investment Committee of the Bank.

================================================================================

BILLY G. TYSON
Director since April 2000
Age 63

         Mr. Tyson has served as a director of the Company since its organization in April 2000, and has served as a director of the Bank since 1971. Before retiring in 1995, Mr. Tyson served as President and Chairman of the Bank. Mr. Tyson is a member of the Bank's Loan Committee.

================================================================================

         There are no family relationships between any of the directors or executive officers of the Company or the Bank.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The business and affairs of the Company are under the direction of the Company's Board of Directors. During 2000, the Board of Directors of the Company and the Bank held 15 meetings. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served. The Board of Directors of the Company has two standing committees, consisting of the Audit Committee and the Personnel Committee. The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors.

         AUDIT COMMITTEE. The Audit Committee of the Company, which also serves as the Audit Committee of the Bank, reviews the affairs of the Company with the Company's independent auditors, including a review of the accounts of the Company and the overall financial condition of the Company. The committee also examines the Company's internal controls to determine whether adequate safeguards are in place, and determines whether officers and employees of the Company and the Bank have provided adequate cooperation and assistance to the Company's independent auditors. The committee's members include Mr. Blount, Mr. Dabbs, Mr. Rozier and Mr. Smith. During 2000, the committee met 12 times.

         PERSONNEL COMMITTEE. The Personnel Committee of the Company, which also serves as the Personnel Committee of the Bank, makes recommendations to the Board of Directors of the Company and the Bank regarding executive salaries, bonuses and compensation. The committee is also responsible for administering the 1998 Stock Option Plan. The committee's members include Mr. Edenfield, Mr. Rozier and Mr. Smith. During 2000, the committee met five times.

         In addition to the committees of the Company's Board of Directors, the Board of Directors of the Bank also has established a number of standing committees.

         ASSET-LIABILITY/INVESTMENT COMMITTEE. The Asset-Liability/Investment Committee of the Bank plans and controls the process for matching the mix and maturity of assets and liabilities in a manner that attempts to maximize the Bank's net interest margin on an ongoing basis. The committee's members include Mr. Blount, Mr. Dabbs, Mr. Rozier and Mr. Smith. During 2000, the committee met 12 times.

         LOAN COMMITTEE. The Loan Committee of the Bank reviews any loan request made by a potential borrower over an established credit threshold for compliance with the Bank's lending policies and federal and state rules and regulations regarding extensions of credit. After making this review, the committee decides whether to extend credit to the potential borrower. The committee's members include Mr. Brannen, Mr. Rozier and Mr. Tyson. During 2000, the committee met ten times.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are elected annually and serve at the pleasure of the Board of Directors. The following sets forth certain information with respect to the executive officers of the Company.

         Leonard E. Herrington, has served as President and Chief Executive Officer of the Company and as a director of the Company since its organization in 2000. Mr. Herrington has also served as President and Chief Executive Officer of the Bank and as a director of the Bank since 1994.

         Charles R. Nessmith, has served as Executive Vice President of the Company and as a director of the Company since its organization in 2000. Mr. Nessmith has also served as Executive Vice President and Chief Loan Officer of the Bank and as a director of the Bank since 1995.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence requirements of Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, has furnished the following report:

         Management is responsible for the Company's internal controls, financial reporting process and compliance with the laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accounts matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

         Based upon the Committee's discussions with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

         A copy of the written charter of the Audit Committee being adopted by the Board of Directors for the 2001 fiscal year is attached to this Proxy Statement as Appendix A.

         The foregoing report has been furnished by the Audit Committee of the Board of Directors.

                                          Leonard H. Blount
                                          R. Earl Dabbs
                                          Frank C. Rozier, III
                                          William R. Smith

         The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Report by reference in any such document.

         Dabbs, Hickman, Hill & Cannon, LLP audited the accounts of the Company for the 2000 fiscal year and it is expected that Dabbs, Hickman, Hill & Cannon, LLP will continue in auditing the accounts of the Company and the Bank during 2001. A representative of Dabbs, Hickman, Hill & Cannon, LLP will be present at the Annual Meeting with the opportunity to make a statement and will be available to respond to appropriate questions.

AUDIT FEES

         The aggregate fees billed by Dabbs, Hickman, Hill & Cannon, LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Forms 10-QSB for such fiscal year were $38,199.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by Dabbs, Hickman, Hill & Cannon, LLP for professional services rendered for financial information systems design and implementation for fiscal year 2000.

ALL OTHER FEES

         There were no fees billed by Dabbs, Hickman, Hill & Cannon, LLP for professional services rendered other than as stated under the caption Audit Fees above.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of compensation paid to or accrued on behalf of the Chief Executive Officer and the other executive officers of the Company whose aggregate compensation exceeded $100,000 for services rendered during the 2000 fiscal year.

                                                                                                Long Term
                                                                                               Compensation
                                                      Annual Compensation                         Awards
                                     ------------------------------------------------------   --------------
                                                                                                Securities
        Name and                                                          Other Annual          Underlying        All Other
       Principal          Fiscal                                          Compensation            Options       Compensation
       Position            Year       Salary ($)       Bonus ($)               ($)                   (#)           ($)(1)
       --------           ------      ----------       ---------          ------------          -------------   -------------

Leonard E. Herrington      2000         117,179         20,625                  -                    -              5,316
President and CEO of       1999         111,288            800                  -                    -              4,452
  the Company              1998         106,171         10,750                  -                 12,000            4,647

Charles R. Nessmith        2000          98,728         12,375                  -                    -              4,444
Executive Vice             1999          93,680          5,217                  -                    -              3,924
President of the           1998          89,358            750                  -                  6,000            3,574
  Company

___________________________

(1) The reported amount consists of the Bank's contributions to the Bank's 401(k) Profit Sharing Plan. See "Farmers & Merchants Bank 401(k) Profit Sharing Plan" discussed below.

FARMERS & MERCHANTS BANK 401(K) PROFIT SHARING PLAN

         All employees of the Bank who meet age and employment tenure requirements are eligible to participate in the Bank's 401(k) Profit Sharing Plan. The Bank can contribute to the plan out of its net income such amount as may be determined by the Board of Directors of the Bank, however, the total amount paid in any year may not exceed 15% of the total compensation paid to each employee who is eligible to participate for that year. Participants may make voluntary contributions through payroll deductions or through cash payments. The Bank matches voluntary contributions made by participants up to 4% of the participant's total compensation. The plan has been amended to conform with the requirements of the Employer Retirement Security Act of 1974 and the Tax Reform Act of 1986. The Bank contributed $25,929 to match voluntary contributions of participants for the year ended December 31, 2000.

OPTION EXERCISE AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information regarding the exercise of stock options during the 2000 fiscal year by the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                               NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                              UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                              OPTIONS AT FY-END (#)               AT FY-END ($)
 NAME                       EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
 ----                       -------------------------     ----------------------------
 Leonard E. Herrington               0/12/000                        0/55,560

 Charles R. Nessmith                  0/6,000                        0/27,780

___________________________

         (1) Dollar values calculated by determining the difference between the estimated fair market value of the Company's common stock at December 31, 2000 ($20.00) and the exercise price of such options. Because no organized trading market exists for the Company's common stock, the fair market value was computed by reference to recent sales of the Company's common stock known to the Company.

1998 STOCK OPTION PLAN

         In connection with the reorganization of the Bank into a one-bank holding company structure, the Company assumed sponsorship of, and became the successor to the Bank with respect to all of the Bank's rights, duties and obligations under the Farmers & Merchants Bank 1998 Nonqualified Stock Option Plan (the "1998 Stock Option Plan"). Under the terms of the 1998 Stock Option Plan, officers and key employees of the Company and the Bank (as determined by the Personnel Committee in its sole discretion) are eligible to receive nonqualified stock options which are not intended to meet the requirements of
Section 422 of the Internal Revenue Code. There are 18,000 shares of the Company's common stock reserved for issuance under the 1998 Stock Option Plan. Stock options have been granted to executive officers of the Company with respect to all 18,000 shares reserved for issuance under the 1998 Stock Option Plan.

         The stock options granted under the 1998 Stock Option Plan shall entitle the holder thereof to purchase shares of the Company's common stock at the exercise price established therefor by the Personnel Committee. The stock options granted under the 1998 Stock Option Plan are exercisable upon the first to happen of the following two events: (i) a vote of a majority of the shares of the Company's common stock entitled to vote to sell all or substantially all of the common stock or assets of the Company or the Bank in one or a series of related transactions, or to merge the Company or the Bank where as a result of such a merger the Company or the Bank is not the surviving corporation, or (ii) December 31, 2002. In no event will stock options be exercisable later than ten years after the date of grant. Stock options outstanding and unexercised at the time of the death of the holder shall terminate on the first to occur of either the expiration date thereof or the expiration of twelve months after the date of death. Stock options outstanding and unexercised at the retirement or disability of the holder shall terminate on the first to occur of either the expiration date thereof or the expiration of three months after the date of retirement or disability. Upon termination of the employment of the holder for any reason, stock options will no longer be exercisable. There are no maximum or minimum number of shares for which a stock option may be granted.

         AMENDMENT AND TERMINATION. The 1998 Stock Option Plan is to remain in effect until (i) the Board of Directors terminates the 1998 Stock Option Plan,
(ii) all common stock reserved under the 1998 Stock Option Plan shall have been purchased, or (iii) the expiration of ten years after the effective date of the 1998 Stock Option Plan, whichever shall first occur. The Board of Directors may at any time terminate and, from time to time, may amend or modify its terms as long as such amendment or modification is deemed to be in the best interests of the Company; provided, however, that no such action by the Board of Directors may, without the approval of the shareholders of the Company, (i) increase the number of shares of common stock that may be issued pursuant to the 1998 Stock Option Plan, (ii) modify the requirements as to eligibility for participation in the 1998 Stock Option Plan, (iii) increase the benefits accruing to eligible officer and key employees, (iv) remove the administration of the 1998 Stock Option Plan from the Personal Committee, or (v) reduce the amount of any benefit or adversely change the terms and conditions thereof.

EMPLOYMENT AGREEMENTS

         The Bank has entered into employment agreements with Leonard E. Herrington and Charles R. Nessmith regarding Mr. Herrington's employment as President and Chief Executive Officer of the Bank and Mr. Nessmith's employment as Executive Vice President and Chief Loan Officer of the Bank. Under the terms of the agreements, Mr. Herrington will receive a base salary of $111,510 per year and Mr. Nessmith will receive a base salary of $93,817. The agreements provide that at the end of each year, Mr. Herrington and Mr. Nessmith will be entitled to receive, subject to conditions relating to the growth rate, financial condition and asset quality of the Bank, cash bonuses. Under the agreements, Mr. Herrington may receive a cash bonus in an amount not to exceed $25,000, and Mr. Nessmith may receive a cash bonus in an amount not to exceed $15,000. Under Mr. Herrington's employment agreement, the Bank is required to provide an automobile for Mr. Herrington's use, and to reimburse Mr. Herrington for expenses he incurs for a country club membership and for membership in civic clubs.

         The initial term of the employment agreements commenced on January 1, 1999, and will continue for a period of three years. At the end of the initial term of each agreement, the agreement shall continue from year to year unless sooner terminated by either party to the agreement. Employment under the agreement may be terminated:

         o by the Bank upon 10 days written notice for cause (as defined in the agreement);

         o by the Bank or the employee at any time upon 90 days written notice;

         o        upon employee's death or disability.


         If the Bank is acquired by a bank or bank holding company that is independent of the Bank, and the employment of the employee is terminated other than for cause as defined in the employment agreement, the employee is entitled to receive his base annual salary for a period of one year following termination.

DIRECTOR COMPENSATION

         The outside directors of the Company and the Bank are paid directors fees of $500 per month for their services as directors. In addition, directors receive $50.00 for each committee meeting attended. As discussed below, some of the directors participate in a deferred compensation plan as well.

DEFERRED COMPENSATION PLAN

         The Bank has entered into deferred compensation agreements with certain directors that permit such directors to defer portions of their director's fees and to receive equal monthly installments for 120 consecutive months following a specified retirement age (65 in most instances). To receive the full monthly benefits specified in each director's deferred compensation agreement, the director must serve as a director for at least five years following the date of the deferred compensation agreement. If the director should fail to serve as a director for five consecutive years following the date of the agreement, for any reason other than death, the director will receive at the specified retirement age a portion of the compensation originally provided for in the deferred compensation agreement based on the ratio of the number of months served as a director in comparison to the required 60 months under the agreement. If the director dies before the specified retirement age, the monthly benefits will be paid to the director's designated beneficiary beginning the month following the death of the director. Should the director die after the specified retirement age, but before receiving all of the 120 monthly installments, the remaining installments will be paid to the director's designated beneficiary.

         The Bank is funding the deferred compensation plan with annuity contracts on each participating director. Annuity contracts with a present value of approximately $68,250 were included in "other assets" on the Bank's balance sheet dated December 31, 2000. A deferred compensation liability has been set up which approximates the present value of the future payments related to services rendered to date. The deferred compensation liability was $61,865 at December 31, 2000.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires the Company's officers and directors, and persons who own 10% or more of the registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% or more shareholders are required by regulations of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during fiscal year 2000, all directors, officers and 10% shareholders complied with all Section 16(a) filing requirements.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information regarding the shares of the Company's common stock owned as of March 1, 2000, (i) by each person who beneficially owned more than 5% of the shares of the Company's common stock,
(ii) by each of the Company's directors and each of the executive officers named in the Summary Compensation Table, and (iii) by all of the Company's directors and executive officers as a group.

                                                          SHARES OF COMMON STOCK                 PERCENT OF
                  BENEFICIAL OWNER                         BENEFICIALLY OWNED(1)             OUTSTANDING SHARES
                  ----------------                         ------------------                ------------------
DIRECTORS
Leonard H. Blount...............................                  11,322(2)                            3.1
F. Wendell Brannen..............................                   2,068(3)                              *
R. Earl Dabbs...................................                   2,500(4)                              *
Gerald M. Edenfield.............................                   5,440(5)                            1.5
Leonard E. Herrington...........................                   1,121(6)                              *
Origen J. James, Jr.............................                     500(7)                              *
Charles M. Nessmith.............................                     492(8)                              *
Frank C. Rozier, III............................                   5,400(9)                            1.5
William R. Smith................................                  3,594(10)                            1.0
Billy G. Tyson..................................                 13,500(11)                            3.7
All directors and executive officers as a group
(10 Persons)....................................                 45,937                               12.7

OTHER BENEFICIAL OWNERS
Edward W. Curl, Jr.                                              20,594                                5.7

____________________________________
*  Less than 1%
(1) The information contained in this table with respect to the Company common stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
(2)      Mr. Blount's mailing address is 114 S. Main Street, Statesboro, Georgia
         30458
(3)      Mr.  Brannen's  mailing  address is P.O. Box 158,  Statesboro,  Georgia
         30458
(4) Mr. Dabbs' mailing address is 319 South Walnut Street, Statesboro, Georgia 30459
(5)      Mr. Edendfield's mailing address is P. O. Box 1700, Statesboro, Georgia
         30458
(6) Mr. Herrington's mailing address is 15 Whippoorwill Drive, Statesboro, Georgia 30458
(7)      Mr.  James'  mailing  address  is 10 Forest  Pines  Drive,  Statesboro,
         Georgia 30458
(8) Includes 492 owned jointly by Mr. Nessmith and his wife, with whom he shares voting power and investment power.Mr. Nessmith's mailing address is 201 North Main Street, Statesboro, Georgia 30458
(9)      Mr. Rozier's mailing address is Highway 301 South, Statesboro,  Georgia
         30458
(10) Mr. Smith's mailing address is 201 North Main Street, Statesboro, Georgia 30458.
(11) Includes 13,500 shares owned jointly by Mr. Tyson and his wife, with whom he shares voting power and investment power. Mr. Tyson's mailing address is 513 W. Lee Street, Brooklet, Georgia 30415.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         The Company's' directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of and have had banking transactions with the Bank and are expected to continue these relationships in the future. In the opinion of the Bank's' management, the extensions of credit made by the Bank to such individuals, companies and entities (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than a normal risk of collectibility or present other unfavorable features.

         In addition, Gerald M. Edenfield, a director of the Company is a partner in the law firm of Edenfield, Cox, Bruce & Classens which is engaged by the Company and the Bank to provide legal services.

                                  OTHER MATTERS

         At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.

               SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S
                                 PROXY STATEMENT

         Proposals of shareholders intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received at the Company's principal executive offices by December 31, 2001 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                  OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION
                          AT NEXT YEAR'S ANNUAL MEETING

         For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2002 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 18, 2002, and advises shareholders in the 2002 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 18, 2002. Notices of intention to present proposals at the 2002 Annual Meeting of Shareholders should be addressed to Sheryl M. Swint, Secretary, FMB Equibanc, Inc., 201 North Main Street, Statesboro, Georgia.

                                 ANNUAL REPORTS

         Copies of the Company's 2000 Annual Report to Shareholders, which includes the Company's financial statements for the year ended December 31, 2000, are being mailed to all shareholders together with this Proxy Statement. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, as filed with the SEC, is available without charge to shareholders who make a written request therefor to Sheryl M. Swint, 201 North Main Street, Statesboro, Georgia 30458. Copies of exhibits filed with the report or referenced therein will be furnished to shareholders of record upon request and payment of the Company's expenses of furnishing such documents.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

         The primary purpose of the Audit Committee (the "Committee") of the Board of Directors of FMB Equibanc, Inc. (the "Board") is to assist the Board in fulfilling its responsibility to oversee the management's conduct of the company's financial reporting process, including the review of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other uses thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all Company books, records, facilities and personnel, along with the power to retain outside counsel, auditors or other experts for this purpose. Any outside auditor retained by the Company is ultimately accountable to the Board and the Committee. The Committee shall review the adequacy of this charter on an annual basis.

                                   MEMBERSHIP

         The Committee shall be comprised of not less than three members of the Board, and the Committee composition will meet the requirements of the Audit Committee policy of the Nasdaq National Market. Accordingly, the members of the Audit Committee will be directors who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and who are financially literate or who become financially literate within a reasonable period of time after the appointment to the Committee. In addition, at least one member of the Committee will have financial management expertise.

                           DUTIES AND RESPONSIBILITIES

         The role of the Committee is to oversee management's financial reporting processes. The Committee recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members. As a result, in carrying out its oversight responsibilities, the Committee's role is not to provide expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work. The following functions shall be the common, recurring activities of the Committee in carrying out its duties. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

         1. The Committee shall review with management and the outside auditors the financial statements to be included in the Company's annual report on Form 10-KSB and shall review and consider with the outside auditors the matters required to be discussed by the Statement of Auditing Standards ("SAS") No. 61.

         2. The Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. This review will occur prior to the filing of each From 10-QSB.

         3. The Committee shall discuss with management and outside auditors the quality and adequacy of the Company's internal controls.

         4. The Committee shall (a) request from the outside auditors, at least annually, a formal written statement delineating all relationships between the auditors and Company consistent with Independence Standards Board Standard No. 1; (b) discuss with the outside auditors any such disclosed relationships and their impact on the outside auditors' objectivity and independence; and (c) recommend that the Board take appropriate action, if any, in response to the outside auditors' report to satisfy itself of the auditors' independence.

         5. The Committee shall be responsible for making recommendations to the Board, and the Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, when appropriate, replace the outside auditor.

                                 REVOCABLE PROXY

                               FMB EQUIBANC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned shareholder hereby appoints Leonard E. Herrington and Charles R. Nessmith, and each or either one of them, with full power of substitution, as Proxies to represent and to vote, as designated below, all of the shares of common stock of FMB Equibanc, Inc. (the "Company"), held of record by the undersigned on April 12, 2001, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 201 North Main Street, Statesboro, Georgia 30458 on May 24, 2001, at 4:30 p.m. or any postponements or adjournments thereof.

1. Election of the following nominees to the Board of Directors for the terms indicated below.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

         Nominees:         Leonard H. Blount,  F. Wendell Brannen,  and R. Earl
                           Dabbs for terms expiring at the 2004 Annual Meeting of Shareholders.

                           Gerald M. Edenfield for a term expiring at the 2002 Annual Meeting of Shareholders.

         Each Nominee shall hold office until the term of the class of directors for which he has been elected expires and until his successor is duly elected and qualified, or until his earlier death, resignation, incapacity to serve, or removal.

            |_| For all Nominees listed above (except   |_|  Withhold  Authority to vote for all Nominees
                as marked to the contrary below)             listed above

         Instructions: To withhold authority to vote for any individual Nominee, write that Nominee's name in the following space provided:_____________
         _______________________________________________________________________

2. In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.

         This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. No proposal above is conditioned on or related to any other proposal.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.



DATED:  _____________________________        __________________________________
                                             Signature

PLEASE  MARK,  SIGN,  DATE AND RETURN  THIS PROXY  PROMPTLY
USING THE ENCLOSED ENVELOPE

                                             __________________________________
                                             Signature (if held jointly)